SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported) 12/22/04
                                                        --------

                          MANAKOA SERVICES CORPORATION
             ______________________________________________________
             (Exact Name of Registrant as Specified in its Charter)


                                     NEVADA
                 ______________________________________________
                 (State or Other Jurisdiction of Incorporation)

            000-27365                                   88-0440528
________________________________________________________________________________
    (Commission File Number)                (I.R.S. Employer Identification No.)

             7203 W. Deschutes Avenue, Suite B, Kennewick, WA 99336
    ________________________________________________________________________
               (Address of Principal Executive Offices) (Zip Code)

                                 (509) 736-7000
               ___________________________________________________
              (Registrant's Telephone Number, Including Area Code)



Section 8 - Other Events

     Item 8.01 Other Events.

Manakoa Services Corporation common shares have been accepted to quotation on the NASD Over the Counter Bulletin Board (OTCBB) under the symbol - "MKOS".


Section 9 - Financial Statements and Exhibits

     Item 9.01 Financial Statements and Exhibits

Exhibit 99.1 Press Release of MANAKOA SERVICES CORPORATION, dated December 22, 2004, reporting MANAKOA SERVICES CORPORATION Approved for Listing on the Over the Counter Bulletin Board


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:   12/22/04                               By:  /s/  G. Robert Williams
       -----------                              --------------------------------
                                              Name:       G. Robert Williams
                                             Title:     Chief Executive Officer